[RICHARD & HEDRICK LETTERHEAD]



                          INDEPENDENT AUDITORS' CONSENT

              ----------------------------------------------------


     We consent to the use of our audit report, June 23, 2000, in the annual report on Form 10-K of ORA Electronics, Inc.




         /s/  RICHARD & HEDRICK
             --------------------------------
              Richard & Hedrick

              Los Angeles, California



              June 28, 2000